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                                                                   Exhibit 10.20

Following recording, return to: Paul J. Halbur, Fraser Stryker Law Firm, 409 South 17/th/ Street, Suite 500, Omaha Nebraska, 68102, tel. (402) 341-6000

                       DEED OF TRUST, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

     THIS DEED OF TRUST (herein "Instrument") is made as of May 12, 2003, among the Grantor, Professional Veterinary Products, Ltd., a Nebraska corporation, whose address is 10077 South 134/th/ Street, Omaha, Nebraska 68138 (herein "Borrower"), in favor of U.S. Bank National Association, whose address is 1700 Farnam Street, Omaha, Nebraska, 68102 (herein "Trustee"), for the benefit of the Beneficiary, U.S. Bank National Association, a national banking association, whose address is 1700 Farnam Street, Omaha, Nebraska, 68102 (herein "Bank").

     Borrower, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, all of Borrower s estate, right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in the County of Sarpy, State of Nebraska described on Exhibit A attached hereto and incorporated herein including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

     TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

     (a) all buildings, structures, improvements, parking areas, landscaping, equipment, fixtures and articles of property now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor

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coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Instrument and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

     (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

     (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming Bank, and refunds or rebates of taxes or assessments on the Premises;

     (d) all the right, title and interest of Borrower in, to and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and the leasehold estate in the event this Instrument is on a leasehold;

     (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

     (f) all contracts, accounts, rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, deposits, bank accounts, general intangibles (including without limitation trademarks, trade names and symbols), permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan

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evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

     (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

     (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

     All of the foregoing described collateral is exclusive of any furniture, furnishings or trade fixtures owned and supplied by tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property."

     TO SECURE TO BANK (a) the repayment of the indebtedness evidenced by Borrower's term promissory note dated of even date herewith in the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), with interest thereon as set forth in the note, and all renewals, extensions and modifications thereof (herein the "Note"), and with a final maturity date of May 1, 2008; (b) the repayment of any future advances, with interest thereon, made by Bank to Borrower pursuant to Section 30 hereof (herein "Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (d) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; (e) the repayment of all sums now or hereafter owing to Bank by Borrower pursuant to any instrument which recites that it is secured hereby, and (f) the repayment of all sums now or hereafter owing to Bank under or in connection with the revolving note dated of even date herewith in the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($17,500,000.00). The indebtedness and obligations described in clauses (a)-(f) above are collectively referred to herein as the "Indebtedness." The Note, this Instrument, and all other documents evidencing, securing or guarantying the Indebtedness, as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Instrument shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

     Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to grant, convey and assign an indefeasible fee simple estate in, the Premises, Improvements, rents and leases (or, if this Instrument is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by Bank prior to the date hereof, and that Borrower will warrant and forever defend unto Trustee the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Exhibit B attached hereto.

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     Borrower represents, warrants, covenants and agrees for the benefit of Bank as follows:

     Section 1. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Instrument.

     Section 2. Funds for Taxes, Insurance and Other Charges. Upon the occurrence of an Event of Default (hereinafter defined), and at Bank's sole option at any time thereafter, Borrower shall pay in addition to each monthly payment on the Note, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by Bank in its sole discretion), to be held by Bank without interest to Borrower, for the payment of such obligations. If the amount of such additional payments held by Bank ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by Bank to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Bank shall be less than the amount deemed necessary by Bank to pay Impositions as they fall due, Borrower shall pay to Bank any amount necessary to make up the deficiency within thirty (30) days after notice from Bank to Borrower requesting payment thereof. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any Funds held by Bank at the time of application (i) to pay Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Bank shall refund to Borrower any Funds held by Bank.

     Section 3. Application of Payments. Unless applicable law provides otherwise, each complete installment payment received by Bank from Borrower under the Note or this Instrument shall be applied by Bank first in payment of amounts payable to Bank by Borrower under Section 2 hereof, then to interest payable on the Note, then to principal of the Note, and then to interest and principal on any Future Advances in such order as Bank, at Bank's sole discretion, shall determine. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any payments received by Bank under the Note or this Instrument. Any partial payment received by Bank shall, at Bank's option, be held in a non-interest bearing account until Bank receives funds sufficient to equal a complete installment payment.

     Section 4. Charges, Liens. Borrower shall pay all Impositions attributable to the Property in the manner provided under Section 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Bank may designate in writing. If requested by Bank, Borrower shall promptly furnish to Bank all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Bank receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien

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of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Bank's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property. If any lien inferior to this Instrument is filed against the Property without Bank's prior written permission and without the consent of Borrower, Borrower shall, within thirty
(30) days after receiving notice of the filing of such lien, cause such lien to be released of record and deliver evidence of such release to Bank.

     Section 5. Insurance. Borrower shall obtain and maintain the following types of insurance upon and relating to the Property:

     (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the full replacement value of the Property (with a deductible not to exceed $100,000, naming Bank under a lender's loss payee endorsement;

     (b) Comprehensive general liability insurance in an amount not less than $2,000,000.00 insuring against personal injury, death and property damage and naming Bank as additional insured; and

     (c) Such other types of insurance or endorsements to existing insurance as may reasonably be required from time to time by Bank.

     Upon each reasonable request of Bank, Borrower shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with Bank's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A minus:X or better by A.M. Best Company, and shall be in form acceptable to Bank. If and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to Bank, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Instrument. All such certificates shall be in form acceptable to Bank and shall require the insurance company to give to Bank at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to Bank, along with evidence of the payment in full of all premiums required thereunder, prior to termination of the policies being renewed or substituted. If any loss shall occur at any time when Borrower shall be in default hereunder, Bank shall be entitled to the benefit of all insurance policies held or maintained by Borrower, to the same extent as if same had been made payable to Bank, and upon foreclosure hereunder, Bank shall become the owner

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thereof. Bank shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

     If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to Bank. All insurance proceeds paid or payable in connection with any Loss shall be paid to Bank. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to Bank of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) the available insurance proceeds are, in Bank's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Borrower provides evidence satisfactory to Bank that none of the tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as Bank may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if Bank determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds are insufficient, in Bank's judgment, to fully and completely restore, repair or replace the Property or if Bank believes that one or more tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by Bank, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Borrower pursuant to this Section 5. All such work shall be conducted pursuant to written contracts approved by Bank in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by Bank following any Loss are insufficient in Bank's judgment to fully and completely restore, repair or replace the Property, and if Borrower has complied with all of the other conditions described in this Section 5, Borrower may elect to restore, repair or replace the Property if it first deposits with Bank such additional sums as Bank determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as Bank may elect.

     Section 6.  Preservation and Maintenance of Property; Leaseholds. Borrower
(a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or

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any part of the Property to the equivalent of its original condition, or such other condition as Bank may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then Bank, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to Bank pursuant to a contract approved by Bank in writing, unless such requirement shall be waived by Bank in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Bank of and, unless otherwise directed in writing by Bank, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Bank hereunder. Neither Borrower nor any tenant or other person, without the written approval of Bank, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

     Borrower represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

     Section 7. Use of Property. Unless required by applicable law or unless Bank has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not, without Bank's prior written consent, (i) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (ii) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (iii) file any subdivision or parcel map affecting the Property, or (iv) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

     Section 8. Protection of Bank's Security. If Borrower fails to perform any of the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Bank therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Bank at Bank's option may make such appearances, disburse such sums and take such action as Bank deems necessary, in its sole discretion, to protect Bank's interest, including, but not limited to, (i) disbursement of attorneys' fees, (ii) entry upon the Property to make repairs,
(iii) procurement of satisfactory insurance as provided in Section 5 hereof, and
(iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

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     Any amounts disbursed by Bank pursuant to this Section 8, with interest thereon, shall become additional Indebtedness of Borrower secured by this Instrument. Unless Borrower and Bank agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the highest rate which may be collected from Borrower under applicable law or, at Bank's option, the rate stated in the Note. Borrower hereby covenants and agrees that Bank shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall require Bank to incur any expense or take any action hereunder.

     Section 9. Inspection. Upon 24 hours advance notice to Borrower, Bank may make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof.

     Section 10. Financial Data. Borrower will furnish to Bank, and will cause each guarantor of the Indebtedness to furnish to Bank on request all financial information and reports that Bank may from time to time reasonably request, including, if Bank so requires, income tax returns of Borrower and financial statements of any tenant of the Property designated by Bank.

     Section 11. Condemnation. If the Property, or any part thereof, shall be condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to Bank who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of Bank or Trustee, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence satisfactory to Bank of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, and (iii) Bank determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to Bank's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose). All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of Bank. To the extent that any funds remain after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as Bank may elect. To enforce its rights hereunder, Bank shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to Bank such instruments as may be requested by it from time to time to permit such participation. In the event Bank, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, Bank may declare all of the Indebtedness immediately due and payable.

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     Section 12. Borrower and Lien not Released. From time to time, Bank may, at
Bank's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Bank's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or decrease the amount of the monthly installments payable thereunder. Any actions taken by Bank pursuant to the terms of this
Section 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay Bank a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at Bank's option, for any such action if taken at Borrower's request.

     Section 13. Forbearance by Bank not a Waiver. Any forbearance by Bank in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Bank of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Bank's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Bank shall not be a waiver of Bank's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall Bank's receipt of any awards, proceeds or damages under Sections 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

     Section 14. Uniform Commercial Code Security Agreement. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to Bank a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower agrees that Bank may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Bank, upon Bank's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Bank may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall

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pay all costs and expenses of any record searches for financing statements Bank may require. Without the prior written consent of Bank, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Bank shall have the remedies of a secured party under the Uniform Commercial Code, and Bank may also invoke the remedies provided in
Section 26 of this Instrument as to such items. In exercising any of said remedies Bank may proceed against the items of real property and any items of personal property specified above separately or together and in any order whatsoever, without in any way affecting the availability of Bank's remedies under the Uniform Commercial Code or of the remedies provided in Section 26 of this Instrument. Within ten (10) days following any request therefor by Bank, Borrower shall prepare and deliver to Bank a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct, and complete.

     Section 15. Leases of the Property. As used in this Section 15, the word "Lease" shall include subleases if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of Bank. All Leases of the Property shall specifically provide that such Leases are subordinate to this Instrument; that the tenant attorns to Bank, such attornment to be effective upon Bank's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Bank may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Bank may, at Bank's option, accept or reject such attornments. Borrower shall not, without Bank's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately notify Bank thereof in writing and of the amount of said setoffs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon Bank's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, Bank shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as Bank may deem necessary to cure the default or violation by Borrower under the Leases. The costs incurred by Bank in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Note, and shall be payable by Borrower to Bank on demand. Bank shall have no liability to Borrower or to any third party for any actions taken by Bank or not taken pursuant to this paragraph.

     Section 16. Remedies Cumulative. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

     Section 17. Transfers of the Property or Beneficial Interests in Borrower; Assumption. Bank may, at its option, declare all sums secured by this Instrument to be immediately due and payable, and Bank may invoke any remedies permitted by
Section 26 of this Instrument, if title to the Property is changed without the prior written consent of Bank, which consent shall be at Bank's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by Bank pursuant to Section 15 of this Instrument), contract, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), and any change in or transfer, assignment, hypothecation or pledge of any of the ownership interests in Borrower (including any change in or transfer, assignment, hypothecation or pledge of any of the ownership interests of any legal entities which comprise or control Borrower), except transfers and changes in ownership by devise or descent, shall be considered a change of title. Bank shall have the right to condition its consent to any proposed sale or transfer described in this Section 17 upon, among other things, Bank's approval of the transferee's creditworthiness and management ability, and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as Bank may require, including, if required by Bank, the imposition of an assumption fee of one percent (1%) of the then outstanding balance of the Indebtedness. Consent by Bank to one transfer of the Property shall not constitute consent to subsequent transfers or waiver of the provisions of this Section 17. No transfer by Borrower shall relieve Borrower of liability for payment of the Indebtedness.

     Section 18. Notice. Except for any notice required under applicable law to be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Instrument or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

     Section 19. Successors and Assigns Bound; Joint and Several Liability; Agents; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of Bank and Borrower, subject to the provisions of Section 17 hereof. If Borrower is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Borrower s obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, Bank may act through its employees, agents or independent contractors as authorized by Bank. The captions and headings of the sections of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

     Section 20. Waiver of Statute of Limitations. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

Section 21. Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Property held by Bank or by any other party, Bank shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Bank shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     Section 22. Hazardous Waste. Borrower has furnished to Bank a the Bank's Environmental Risk Assessment Questionnaire dated May 2, 2003, prepared by Borrower (the "Report"). Except as disclosed to Bank in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to Bank in writing, to the best of its knowledge as of the date hereof, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any Improvements, at Borrower's expense. In the event that Bank at any time has a reasonable belief that the Property is not free of all hazardous waste or materials or that Borrower has violated any applicable environmental law with respect to the Property, then immediately, upon request by Bank, Borrower shall obtain and furnish to Bank, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to Bank. In the event that Borrower fails to immediately obtain such audit or inspection, Bank or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. Bank may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Borrower shall reimburse Bank as provided in Section 23 below for the full amount of all costs and expenses incurred by Bank prior to Bank acquiring title to the Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put Bank in the position of an owner of the Property prior to any acquisition of the Property by Bank. The rights granted to Bank herein and in the other Loan Documents are granted solely for the protection of Bank's lien and security interest covering the Property, and do not grant to Bank the right to control Borrower's actions, decisions or policies regarding hazardous waste or materials.

     Section 23. Advances, Costs and Expenses. Borrower shall pay within ten
(10) days after written demand from Bank all sums advanced by Bank and all costs and expenses incurred by Bank in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by Bank, and advances made, shall constitute advances under this Instrument to protect the Property and shall be secured by and have the same priority as the lien of this Instrument. If Borrower fails to pay any such advances, costs and expenses and interest thereon, Bank may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Instrument, may at its option commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

     Section 24. Assignment of Leases and Rents. Borrower, for good and valuable consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Bank all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

     Borrower represents, warrants, covenants and agrees with Bank as follows:

     (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent Bank from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Instrument.

     (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by Bank. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by Bank.

     (c) Borrower shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to Bank and Bank's consent, which shall not be unreasonably withheld.

     (d) To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

     (e) Borrower shall give prompt written notice to Bank of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

     (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

     (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Instrument.

     (h) Borrower shall not permit or consent to the assignment by any tenant of its rights under its Lease without the prior written consent of Bank. Without limitation of the foregoing, Borrower shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease including, without limitation, any leasehold mortgage.

     This assignment is absolute, is effective immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property.

     Upon the occurrence of an Event of Default hereunder, Bank may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. Bank shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

     Borrower hereby irrevocably appoints Bank its true and lawful attorney with power of substitution and with full power for Bank in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which Bank may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from Bank, to pay any and all amounts due Borrower pursuant to the Leases to Bank or such nominee as Bank may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

     Upon the occurrence of any Event of Default, from and after service of a Notice, Bank is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Section 24 and to collect the rents, income and profits assigned hereunder, including the right of Bank or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and Bank may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to Bank to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to Bank, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Instrument, and of principal and interest payments due from Borrower to Bank on the Note and this Instrument, all in such order as Bank may determine. Bank shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 24 shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Bank, nor shall it operate to make Bank liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

     Section 25. Default. The following shall each constitute an event of default ("Event of Default"):

     (a) Failure of or refusal by Borrower to pay any portion of the sums secured by this Instrument when due, and such failure or refusal shall continue for a period of three (3) days after written notice is given to Borrower by Bank specifying such failure; or

     (b) Failure of Borrower within the time required by this Instrument to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by Bank specifying such failure; or

     (c) Failure by Borrower to observe or perform any obligations of Borrower to Bank on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by the Note; or

     (d) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

     (e) Failure by Borrower to observe or perform any of its obligations under any of the Leases; or

     (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of Bank; or

     (g) If any lease agreement covering all or any portion of the Property is executed by Borrower without Bank's prior written consent; or

     (h) Filing by Borrower of a voluntary petition in bankruptcy or filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Borrower in the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower, any part of the Property, or any of the income or rents of the Property, or the making by Borrower of any general assignment for the benefit of creditors, or the inability of or failure by Borrower to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by Borrower of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of Borrower which is not discharged in the manner permitted by Section 4 of this Instrument, or the giving of notice by Borrower to any governmental body of insolvency or suspension of operations; or

     (i) Filing of a petition against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

     (j) The institution of any proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law, or the death of Borrower; or

     (k) A material adverse change occurs in the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note from the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note previously disclosed to Bank; or

     (1) Any warranty, representation or statement furnished to Bank by or on behalf of Borrower under the Note, this Instrument, any of the other Loan Documents, shall prove to have been false or misleading in any material respect; or

     (m) Failure of Borrower to observe or perform any other covenant or condition contained in the Note and such default shall continue for thirty (30) days after notice is given to Borrower specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months Bank has already sent a notice to Borrower concerning default in performance of the same obligation; or

     (n) Failure of Borrower to observe or perform any other obligation under this Instrument, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months Bank has already sent a notice to Borrower concerning default in performance of the same obligation; or

     (o) Any of the foregoing events occur with respect to any tenant of the Property, with respect to any guarantor of any of Borrower's obligations in connection with the Indebtedness or with respect to any guarantor of any tenant's obligations relating to the Property, or such guarantor dies or becomes incompetent; or

     (p) The occurrence of any default under any of the documents evidencing or securing (i) Bank's Loans to Borrower Nos. 109, 125 and 166, or (ii) any other indebtedness of Borrower or any of the guarantors of the Indebtedness which is now or hereafter owed to Bank.

     Section 26. Rights and Remedies on Default.

     Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Bank may exercise any one or more of the following rights and remedies:

     (a) Bank may declare the entire Indebtedness, including the then unpaid principal balance on the Note, the accrued but unpaid interest thereon, court costs and attorney's fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable. Additionally, Bank shall not be required to make any further advances on the Note or other Loan Documents upon the occurrence of an Event of Default or an event which, with the giving of notice or passing of time, would constitute an Event of Default.

     (b) Bank may enter upon the Property and take exclusive possession thereof and of all books, records and accounts relating thereto without notice and without being guilty of trespass, and hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Bank may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Bank shall deem necessary or desirable), and apply all rents and other amounts collected by Bank in connection therewith in accordance with the provisions of subsection (h) of this
Section 26. Borrower hereby irrevocably appoints Bank as the agent and attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Bank elects to do so, to (i) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Borrower with respect to the Property, (ii) prosecute or defend any action or proceeding incident to the Property, and (iii) take any action with respect to the Property that Bank may at any time and from time to time deem necessary or appropriate. Bank shall have no obligation to undertake any of the foregoing actions, and if Bank should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Bank.

     (c) Bank may, by or through the Trustee, or otherwise, sell or offer for sale the Property in such portions, order and parcels as Bank may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made in accordance with the laws of the State of Nebraska relating to the sale of real estate or by Chapter 9 of the Uniform Commercial Code relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. With respect to any notices required or permitted under the Uniform Commercial Code, Borrower agrees that five days' prior written notice shall be deemed commercially reasonable. At any such sale (i) whether made under the power herein contained, the Uniform Commercial Code, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to be physically present at, or to have constructive possession of, the Property (Borrower shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if Trustee had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Borrower, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including without limitation nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed, (v) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof and
(vi) to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower. To the extent and under the circumstances as are permitted by law, Bank may be a purchaser at any such sale.

     (d) After sale of the Property, or any portion thereof, Borrower will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, Borrower will be considered a tenant at sufferance of the purchaser of the Property, and said purchaser shall be entitled to immediate possession thereof, and if Borrower shall fail to vacate the Property immediately, the purchaser may and shall have the right, without further notice to Borrower, to go into any justice court in any precinct or county in which the Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

     (e)  (i)   Upon, or at any time after, commencement of foreclosure of the lien and security interest provided for herein or any legal proceedings hereunder, Bank may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Borrower or regard to the adequacy of the Property for the repayment of the Indebtedness, for appointment of a receiver of the Property, and Borrower does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of subsection (h) of this Section 26.

          (ii) Bank may exercise any and all other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

     (f) Trustee and Bank shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity and the same (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower, any guarantor of the Indebtedness or others obligated under the Note, or against the Property, or against any one or more of them at the sole discretion of Bank; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive.

     (g) To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefits that might accrue to Borrower by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any Event of Default (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of Bank's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (iii) any right to appraisal or marshalling of assets or a sale in inverse order of alienation; (iv) the exemption of homestead; and (v) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Bank under the terms of this Instrument to sell the Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of Bank, under the terms of this Instrument, to receive the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted).

     (h) The proceeds of any sale of, and the rents, profits and other income generated by the holding, leasing, operating or other use of the Property, shall be applied by Bank (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority: (i) first, to the payment of the costs and expenses of taking possession of the Property and of holding, using, leasing, maintaining, repairing, improving and selling the same, including, without limitation, (A) receiver's fees; (B) costs of advertisement; (C) attorneys' and accountants' fees; and (D) court costs; if any; (ii) second, to the payment of all amounts, other than the principal amount and accrued but unpaid interest on the Note which may be due to Bank under the Loan Documents, including all Indebtedness, together with interest thereon as provided therein, in such order and manner as Bank may determine; (iii) third, to the~ payment of the principal amount outstanding on the Note in such order and manner as Bank may determine and all other Indebtedness; (iv) fourth, to the payment of all accrued but unpaid interest due on the Note in such order and manner as Bank may determine; and (v) fifth, to Borrower. Borrower, any guarantor of the Indebtedness and any other party liable on the Indebtedness shall be liable for any deficiency remaining in the Indebtedness subsequent to any sale referenced in this subsection (h).

     (i) Bank shall have the right to become the purchaser at any sale of the Property hereunder and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness due and owing as of the date of such sale.

     (j) If Bank shall accelerate the Indebtedness following the occurrence of an Event of Default, any payments received by Bank following such acceleration, whether as the result of voluntary payments made by Borrower or as a result of the sale of the Property by Trustee, shall be deemed voluntary prepayments of the Note and accordingly, the prepayment fee required under the Note shall also be payable, subject to the terms of the Note.

     (k) The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Instrument and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

     Section 27. Reconveyance. Upon payment of all sums secured by this Instrument, Bank shall request Trustee to reconvey the Property and shall surrender this Instrument and all notes evidencing Indebtedness secured by this Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay Trustee's costs incurred in so reconveying the Property.

     Section 28. Substitute Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder.

     Trustee may resign by giving of notice of such resignation in writing to Bank. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by Bank so to do, or if for any reason and without cause Bank shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Bank shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by Bank, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

     Section 29. Use of Property. The Property is not currently used for agricultural, farming, timber or grazing purposes. Borrower warrants that this Instrument is and will at all times constitute a commercial trust deed, as defined under appropriate state law.

     Section 30. Future Advances. Upon request of Borrower, Bank, at Bank's option so long as this Instrument secures Indebtedness held by Bank, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby.

     Section 31. Imposition of Tax by State.

     (a)  The following constitute state taxes to which this Section 31 applies:

          (i) A specific tax upon trust deeds or upon all or any part of the indebtedness secured by a trust deed.

          (ii) A specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a trust deed.

          (iii) A tax on a trust deed chargeable against the beneficiary or the holder of the note secured.

          (iv) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

     (b) If any state tax to which this Section 31 applies is enacted subsequent to the date of this Instrument, this shall have the same effect as an Event of Default, and Bank may exercise any or all of the remedies available to it unless the following conditions are met:

          (i) Borrower may lawfully pay the tax or charge imposed by state tax, and

          (ii) Borrower pays the tax or charge within thirty (30) days after notice from Bank that the tax law has been enacted.

     Section 32. Attorneys' Fees. In the event suit or action is instituted to enforce or interpret any of the terms of this Instrument (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, title insurance, trustee fees, and other attorney fees, incurred by Bank that are necessary at any time in Bank's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

     Section 33. Governing Law; Severability. This Instrument shall be governed by the law of the State of Nebraska applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Note are declared to be severable.

     Section 34. Time of Essence. Time is of the essence of this Instrument.

     Section 35. Changes in Writing. This Instrument and any of its terms may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or Bank relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

     Section 36. No Offset. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against Bank or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Bank or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by Bank.

     Section 37. Authorization to Insert. Borrower authorizes Bank or its agent to insert in the spaces provided herein the amount of the Note, the mortgagee's loan policy number, the title company issuing such policy, the total amounts of the obligations secured, and the last payment due dates, if any of the foregoing information is not typed in on this document.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                             EXECUTION PAGE FOLLOWS]

     IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

     IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                         Borrower:

                                         Professional Veterinary Products, Ltd.,
                                         a Nebraska corporation


                                         By:   /s/  Dr. Lionel L. Reilly
                                            ------------------------------------
                                             Dr. Lionel L Reilly, its President

STATE OF NEBRASKA               )
                                ) SS
COUNTY OF          Sarpy        )
          ---------------------

     The foregoing instrument was acknowledged before me a notary public on the 12/th/ day of May, 2003, by Dr Lionel L. Reilly, the President of Professional Veterinary Products, Ltd. on behalf of said corporation.


                                         /s/  Kimberly Hancock
                                         ---------------------------------------
                                         Notary Public


                                         Printed Name of Notary Public:

                                         Kimberly Hancock
                                         ---------------------------------------

                                         My Commission Expires:

                                                    2005
                                         ---------------------------------------

                   [EXECUTION PAGE OF DEED OF TRUST, SECURITY
          AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING]

                                    EXHIBIT A
                                    ---------

                             DESCRIPTION OF PROPERTY
                             -----------------------

Lot 24 together with the North 142.00 feet of Lot 25, Hilltop Industrial Park, a Subdivision, in Sarpy County, Nebraska.

                                   SCHEDULE 1
                                   ----------

                              PERMITTED EXCEPTIONS
                              --------------------

Lender's Commitment for Title Insurance No T-0250603 issued by Commonwealth Land Title Insurance Company, Schedule B - Section 2, Items 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17.